Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary of Tenneco Inc., Jason M. Hollar, Executive Vice President and Chief Financial Officer of Tenneco Inc., and Audrey A. Smith, Vice President and Controller of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement on Form S-3 of Tenneco Inc. to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 25th day of September, 2018.

By:	/s/ Roger J. Wood
Name:	Roger J. Wood
Title: Co-Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary of Tenneco Inc., Jason M. Hollar, Executive Vice President and Chief Financial Officer of Tenneco Inc., and Audrey A. Smith, Vice President and Controller of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement on Form S-3 of Tenneco Inc. to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 25th day of September, 2018.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title: Director